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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): April 17, 2002


                          METROPOLIS REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)


      Maryland                          0-21849                  13-3910684
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

 410 Park Avenue, 14th Floor,
      New York, New York                                             10022
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

                  Metropolis Realty Trust, Inc. ("Registrant") is filing this Current Report on Form 8-K in connection with the filing of a press release on April 17, 2002.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.               Description of Exhibit
                  -----------               ----------------------
                  99.1                      Press Release, dated April 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                METROPOLIS REALTY TRUST, INC.
                                                (Registrant)




Date:    April 18, 2002                         By:    /s/  John R.S. Jacobsson
                                                       -------------------------
                                                Name:  John R.S. Jacobsson
                                                Title: Vice President, Secretary
                                                       and Director


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                                  EXHIBIT INDEX


         Exhibit No.                Description of Exhibit
         -----------                -----------------------

         99.1                       Press Release, dated April 17, 2002.